NATIONS RESERVES

                              NATIONS CASH RESERVES
                          NATIONS MONEY MARKET RESERVES
                            NATIONS TREASURY RESERVES
                           NATIONS GOVERNMENT RESERVES

      Capital, INSTITUTIONAL, Trust, Liquidity, ADVISER, Investor, Market,
                Daily, Service, Investor B AND INVESTOR C Shares

                          Supplement dated June 1, 2001
            to Prospectuses dated August 1, 2000 and October 31, 2000

1. The prospectuses for Nations Government Reserves for the share classes listed above are hereby supplemented by modifying the sections entitled "How shares are priced" and "How orders are processed" to reflect that 2:00 p.m. Eastern time is the time when net asset value per share is calculated and orders to buy, sell or exchange shares must be received by in order to receive that day's net asset value per share.

2. The prospectuses for the Capital, Institutional, Trust, Liquidity, Adviser, Investor, Market, Daily and Service Shares, which currently state under the section entitled "Selling Shares":

         o We normally send the sale proceeds by federal funds wire on the same business day that Stephens, PFPC or their agents receive the order.

         o  We can delay payment of the sale proceeds for up to seven days.

     are hereby supplemented only for the Funds identified above by replacing the above language with the following:

         o We normally send the sale proceeds by federal funds wire on the same business day that Stephens, PFPC or their agents receive the order.

         o We can delay payment of the sale proceeds for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

     The prospectus for the Investor B and Investor C Shares, which currently states under the section entitled "Selling Shares":

         o If you're selling your shares through a selling agent, we'll normally send the sale proceeds by federal funds wire within three business days after Stephens, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

         o If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or wire them to your bank account within three business days after the Fund receives your order.

         o  We can delay payment of the sale proceeds for up to seven days.

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     is hereby supplemented only for the Funds identified above by replacing the above language with the following:

         o We normally send the sale proceeds by federal funds wire on the same business day that Stephens, PFPC or their agents receive the order.

         o We can delay payment of the sale proceeds for one day, or longer than one day if there is a non-routine closure of the Fedwire or the Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.